UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2008

KENTUCKY USA ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141480	20-5750488
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

321 Somerset Road, Suite 1, London, KY		40741
(Address of principal executive offices)		(Zip code)

(606) 878-5987
(Registrant's telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Prior to the merger of KY Acquisition Corp., our wholly owned subsidiary, and KY USA Energy, Inc. (“KY USA”), which closed on May 2, 2008 (the “Merger”), as more fully described in our Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 5, 2008, our fiscal year end was February 28 and the fiscal year end of KY USA was October 31. Following published SEC accounting and financial reporting interpretations and guidance and in connection with the Merger, we have elected to formally change our fiscal year end to match that of KY USA. On May 23, 2008, our Board of Directors acted by unanimous written consent to change our fiscal year end from February 28 to October 31. In accordance with the SEC’s interpretations and guidance referenced above, no transition report is required in connection with our change in fiscal year end.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kentucky USA Energy, Inc.

Date: May 23, 2008	By: /s/ Steven D. Eversole
Name: Steven D. Eversole
Title: President